Distribution Agreement

Exhibit A

Index Series

iShares Cohen & Steers Realty Majors Index Fund
iShares CSFB Callable Bond Index Fund*
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Composite Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Industrial Average Index Fund*
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Total Market Index Fund
iShares FTSE/Xinhua HK China 25 Index Fund*
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Goldman Sachs Consumer Industries Index Fund*
iShares Goldman Sachs Cyclical Industries Index Fund*
iShares Goldman Sachs Financials Index Fund*
iShares Goldman Sachs Hardware Index*
iShares Goldman Sachs Health Care Index Fund*
iShares Goldman Sachs Natural Resources Index Fund
iShares Goldman Sachs Networking Index
iShares Goldman Sachs Semiconductor Index
iShares Goldman Sachs Software Index
iShares Goldman Sachs Technology Index Fund
iShares Goldman Sachs Utilities Index Fund*
iShares GS $ InvesTop Bond Fund
iShares Lehman 1-3 Year Treasury Bond Fund
iShares Lehman 7-10 Year Treasury Bond Fund
iShares Lehman 20+ Year Treasury Bond Fund
iShares Lehman Government/Credit Bond Fund*
iShares Lehman Liquid Corporate Bond Fund*
iShares Lehman Treasury Bond Fund*
iShares U.S. Treasury Inflation Protected Securities Fund
iShares Lehman Aggregate Bond Fund
iShares MSCI EAFE Index Fund
iShares Morningstar Large Core Index Fund*
iShares Morningstar Large Growth Index Fund*
iShares Morningstar Large Value Index Fund*
iShares Morningstar Mid Core Index Fund*
iShares Morningstar Mid Growth Index Fund*
iShares Morningstar Mid Value Index Fund*
iShares Morningstar Small Core Index Fund*
iShares Morningstar Small Growth Index Fund*
iShares Morningstar Small Value Index Fund*
iShares Nasdaq Biotechnology Index Fund
iShares KLD Nasdaq Social Index Fund*
iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund
iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Value Index Fund
iShares S&P 100 Index Fund
iShares S&P 500 Index Fund
iShares S&P 500/BARRA Growth Index Fund
iShares S&P 500/BARRA Value Index Fund
iShares S&P 1500 Index Fund
iShares S&P ADR International Index Fund*
iShares S&P Asia Pacific 100 Index Fund*
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global 1200 Index Fund*
iShares S&P Global Consumer Discretionary Index Fund*
iShares S&P Global Consumer Staples Index Fund*
iShares S&P Global Energy Index Fund
iShares S&P Global Financials Index Fund
iShares S&P Global Health Care Index Fund
iShares S&P Global Industrials Index Fund*
iShares S&P Global Information Technology Index Fund
iShares S&P Global Materials Index Fund*
iShares S&P Global Telecommunications Services Index Fund
iShares S&P Global Utilities Index Fund*
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400/BARRA Growth Index Fund
iShares S&P MidCap 400/BARRA Value Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600/BARRA Growth Index Fund
iShares S&P SmallCap 600/BARRA Value Index Fund
iShares S&P/TOPIX 150 Index Fund

*	Fund has not yet been launched.

Approved May 12, 2000

As amended March 16, 2004

[Approved June 15, 2004]